UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 28, 2011

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On December 28, 2011, certain direct and indirect non-wholly owned subsidiaries of Kennedy Wilson, Inc. (the “Company”), a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (“Parent”), that are guarantors of the Company’s 8.75% Senior Notes due 2019 under the Indenture, dated April 5, 2011 (the “Indenture”), by and among the Company, the guarantors party thereto and Wilmington Trust FSB, as trustee (the “Trustee”), entered into agreements with (i) current and former employees of the Company (the “executives”) and pooled investment vehicles owned by the executives (the “Executives Entities”), and/or (ii) unaffiliated third parties. The Executives Entities and the unaffiliated third parties were owners of an interest in one of the following non-wholly owned subsidiaries that are guarantors under the Indenture: (i) KW Summer House Manager, LLC, (ii) KW Montclair, LLC, (iii) KW Blossom Hill Manager, LLC, (iv) KW Serenade Manager, LLC, (v) KWF Investors I, LLC, (vi) KWF Investors II, LLC, (vii) KWF Investors III, LLC, (viii) KWF Investors V, LLC, (ix) KW – Richmond, LLC, and (x) SG KW Venture I Manager LLC (the “Relevant Subsidiaries”). The Relevant Subsidiaries hold ownership interests in unconsolidated co-investment vehicles (each a “Fund Entity”). In the transactions, interests held in the Relevant Subsidiaries were exchanged for interests in the Fund Entities. As a result of the transactions, each of the Relevant Subsidiaries became a wholly-owned subsidiary of the Company, and each of the executives, the Executive Entities and unaffiliated third parties continues to hold an economic interest in the relevant Fund Entity that is economically equivalent to the interest held by it prior to such transactions.

The executives party to the above agreements include William J. McMorrow, our Chairman of the Board of Directors and Chief Executive Officer, Kent Mouton, our Director and General Counsel, Freeman Lyle, our Executive Vice President and Chief Financial Officer, Mary Ricks, our Vice Chairman and Chief Executive Officer of KW Commercial Investment Group, Barry S. Schlesinger, our Chief Administrative Officer, Robert E. Hart, President of KW Multi-Family Management Group, and Norman Creighton, our Director. The executives entered into the agreements as an accommodation to the Company in order to allow the Company to eliminate the reporting burdens associated with non-wholly owned subsidiary guarantors under the Indenture. The transactions to which executives are parties were approved by a special committee of the Board of Directors of the Parent and the Company that was comprised solely of independent directors.

In addition, K-W Properties, a subsidiary of the Company, entered into agreements, each dated December 28, 2011, with (i) KW Executive Loan Partners I LLC, and/or (ii) certain unaffiliated third parties to acquire the outstanding minority interests in KW Loan Partners I LLC and KW Loan Partners II LLC, each a non-wholly owned subsidiary guarantor under the Indenture. The consideration payable to KW Executive Loan Partners I LLC in exchange for its 5.328% membership interest in KW Loan Partners I LLC is in the same amount, payable at the same times, as if KW Executive Loan Partners I LLC had retained its interest in KW Loan Partners I LLC, and is subject to the ability of KW Loan Partners I LLC to pay such consideration without violating the terms of the Indenture. The consideration payable to KW Executive Loan Partners I LLC will be made on future dates, when cash is received by KW Loan Partners I, LLC. As such, no cash payment will be made currently. The consideration payable to unaffiliated third parties for their membership interests in KW Loan Partners I LLC or KW Loan Partners II LLC, as applicable, was for an aggregate amount in cash of $2,409,544.

William J. McMorrow, our Chairman of the Board of Directors and Chief Executive Officer, Mary Ricks, our Vice Chairman and Chief Executive Officer of KW Commercial Investment Group, Freeman Lyle, our Executive Vice President and Chief Financial Officer, Barry S. Schlesinger, our Chief Administrative Officer, and Robert E. Hart, President of KW Multi-Family Management Group, own a 29.20%, 14.60%, 3.65%, 3.65% and 3.65% interest in KW Executive Loan Partners I LLC, respectively. KW Executive Loan Partners I LLC entered into the agreements as an accommodation to the Company in order to allow the Company to eliminate the reporting burdens associated with non-wholly owned subsidiary guarantors under the Indenture. The transaction with KW Executive Loan Partners I LLC was approved by a special committee of the Board of Directors of Parent and the Company that was comprised solely of independent directors.

The foregoing description of the agreements entered into with the executives, the Executives Entities and KW Executive Loan Partners I LLC does not purport to be complete and is qualified in its entirety by the full text of the agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10.

On December 27, 2011, the Board of Directors of the Parent and the Company designated each of (i) KW Anaheim Land Partners LLC, (ii) KW Mill Creek Property Manager, LLC, (iii) Pacifica West Coast Partners, LLC, (iv) KW Multi-Family Management Group, (v) KW Sunrise Carlsbad, LLC and (vi) Sunrise Property Associates, LLC (collectively, the “Released Subsidiaries”) to be unrestricted subsidiaries under the Indenture in compliance with the terms of the Indenture. In connection therewith, the Company, the existing guarantors under the Indenture, the Released Subsidiaries and the Trustee entered into a Ninth Supplemental Indenture, dated December 28, 2011, a copy of which is attached hereto as Exhibit 4.9, pursuant to which the Released Subsidiaries were released from their guaranties under the Indenture and ceased to be subject to the provisions of the Indenture as restricted subsidiaries.

ITEM 8.01	OTHER EVENTS

In connection with the transactions described in item 1.01 above, the Relevant Subsidiaries, KW Loan Partners I LLC and KW Loan Partners II LLC each amended its operating agreement to reflect the acquisition of its minority interests. Copies of the amendments are attached hereto as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11 and 3.12.

Attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 are copies of the supplemental indentures entered into by the Company to add additional guarantors under the Indenture pursuant to the terms of the Indenture.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

3.1	First Amendment to Amended and Restated Limited Liability Company Agreement of KW Loan Partners I LLC.

3.2	First Amendment to Second Amended and Restated Operating Agreement of KW Summer House Manager, LLC.

3.3	First Amendment to Operating Agreement of KW Montclair, LLC.

3.4	First Amendment to Operating Agreement of KW Blossom Hill Manager, LLC.

3.5	First Amendment to Limited Liability Company Agreement of KWF Investors I, LLC.

3.6	First Amendment to Limited Liability Company Agreement of KWF Investors II, LLC.

3.7	First Amendment to Limited Liability Company Agreement of KWF Investors III, LLC.

3.8	First Amendment to Limited Liability Company Agreement of KWF Investors V, LLC.

3.9	First Amendment to Limited Liability Company Agreement of KW-Richmond, LLC.

3.10	First Amendment to Limited Liability Company Agreement of SG KW Venture I Manager, LLC.

3.11	First Amendment to Amended and Restated Limited Company Agreement of KW Loan Partners II LLC.

3.12	First Amendment to Operating Agreement of KW Serenade Manager, LLC.

4.1	First Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KW Residential Group, Inc. and Wilmington Trust, National Association.

4.2	Second Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KW Telstar Partners, LLC and Wilmington Trust, National Association.

4.3	Third Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KWF Manager V, LLC and Wilmington Trust, National Association.

4.4	Fourth Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KW Fund IV – Kohanaiki, LLC and Wilmington Trust, National Association.

4.5	Fifth Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., Kennedy Wilson Property Equity IV, LLC and Wilmington Trust, National Association.

4.6	Sixth Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KW Ireland, LLC and Wilmington Trust, National Association.

4.7	Seventh Supplemental Indenture dated August 5, 2011 among Kennedy-Wilson, Inc., KW Manager IV, LLC and Wilmington Trust, National Association.

4.8	Eighth Supplemental Indenture dated September 26, 2011 among Kennedy-Wilson, Inc., KWF Investors IV, LLC, KWF Investors V, LLC and Wilmington Trust, National Association.

4.9	Ninth Supplemental Indenture dated December 28, 2011 among Kennedy-Wilson, Inc., KW Anaheim Land Partners LLC, Pacifica West Coast Partners, LLC, KW Multi-Family Management Group, KW Mill Creek Property Manager, LLC, KW Sunrise Carlsbad, LLC, Sunrise Property Associates, LLC, certain guarantors listed therein and Wilmington Trust, National Association.

10.1	Transfer Agreement dated December 28, 2011 between KW Executive Loan Partners I LLC and K-W Properties.

10.2	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KW Summer House Manager, LLC, K-W Properties, KW Summer House Executives, LLC and the members of KW Summer House Executives, LLC as set forth therein.

10.3	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KW Montclair, LLC, K-W Properties, KW Montclair Executives, LLC and the members of KW Montclair Executives, LLC set forth therein.

10.4	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KW Blossom Hill Manager, LLC, K-W Properties, KW Blossom Hill Executives, LLC and the members of KW Blossom Hill Executives, LLC set forth therein.

10.5	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KWF Investors I, LLC, K-W Properties, KWF Executives I, LLC and the members of KWF Executives I, LLC set forth therein.

10.6	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KWF Investors II, LLC, K-W Properties, KWF Executives II, LLC, and the members of KWF Executives II, LLC set forth therein.

10.7	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KWF Investors III, LLC, K-W Properties, KWF Executives III, LLC, and the members of KWF Executives III, LLC set forth therein.

10.8	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KWF Investors V, LLC, K-W Properties, KWF Executives V, LLC, and the members of KWF Executives V, LLC set forth therein.

10.9	Membership Interest Acquisition Agreement dated December 28, 2011 by and among KW – Richmond, LLC, K-W Properties, KW Executives – Richmond, LLC, and the members of KW Executives – Richmond, LLC set forth therein.

10.10	Membership Interest Acquisition Agreement dated December 28, 2011 by and among SG KW Venture I Manager, LLC, K-W Properties, SG KW Venture I Executives, LLC, and the members of SG KW Venture I Executives, LLC set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ FREEMAN A. LYLE
Freeman A. Lyle
Chief Financial Officer

Date: December 29, 2011